UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

GRAFTECH INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

982 Keynote Circle

Brooklyn Heights, OH 44131

(Address of Principal Executive Offices) (Zip Code)

(216) 676-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	EAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 17, 2020, BCP IV GrafTech Holdings LP, Brookfield BBP (Canada) L.P., Brookfield BBP Canada Holdings Inc. and BPE IV (Non-Cdn) GP LP (the “Selling Stockholders”) completed the sale of 8,500,000 shares of the common stock, $0.01 par value per share (the “Common Stock”), of GrafTech International Ltd. (the “Company”) in an underwritten public secondary offering at a price to the public of $9.15 per share (the “Offering”).

The Offering was made pursuant to (i) an effective Registration Statement on Form S-3 (File No. 333-232190) filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 18, 2019, including a related base prospectus dated June 18, 2019, and (ii) a related prospectus supplement dated December 14, 2020 and filed by the Company with the SEC pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement, dated December 14, 2020, among the Company, the Selling Stockholders and Morgan Stanley & Co. LLC, as underwriter, is filed with this Current Report on Form 8-K as Exhibit 1.1.

A copy of the opinion of Jones Day, relating to the validity of the Common Stock in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 14, 2020, among GrafTech International Ltd., as issuer, BCP IV GrafTech Holdings LP, Brookfield BBP (Canada) L.P., Brookfield BBP Canada Holdings Inc. and BPE IV (Non-Cdn) GP LP, as selling stockholders, and Morgan Stanley & Co, LLC, as underwriter.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: December 17, 2020	By:	/s/ Quinn J. Coburn
Quinn J. Coburn
Chief Financial Officer, Vice President Finance and Treasurer